UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 8, 2009, WellCare Health Plans, Inc. (the “Registrant”) received notices (the “CMS Coordinated Care Notices”) from the Centers for Medicare & Medicaid Services (“CMS”) confirming that the following contracts between CMS and certain wholly-owned subsidiaries of the Registrant, had been renewed for a period of one year ending on December 31, 2009:

•	Contract H1657 between CMS and Harmony Health Plan of Illinois, Inc. (“Harmony”);
•	Contract H1216 between CMS and Harmony; and
•	Contract H0913 between CMS and WellCare Health Plans of New Jersey, Inc. (“WCNJ”).

Under the CMS Coordinated Care Notices, Harmony will continue to provide Medicare coordinated care plans in Indiana and Missouri and WCNJ will continue to provide Medicare coordinated care plans in New Jersey.  Included with each CMS Coordinated Care Notice was an addendum containing contractual provisions to implement the requirements of the Medicare Improvements for Patients and Providers Act of 2008 (MIPPA) for Medicare Advantage plans that offer prescription drug benefits.

The Coordinated Care Notices and related addenda are in the form attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on April 7, 2009 with respect to the renewal of Contract H0117 between CMS and WellCare of Ohio, Inc., except with respect to the Plan Benefit Package attachment to each.  The Plan Benefit Package attachment identifies the specific plans the contracted entity is authorized to provide in the specific state.  Copies of the Plan Benefit Package attachments accompanying the Coordinated Care Notices and addenda are attached as Exhibits 10.1, 10.2 and 10.3 hereto.

A copy of Contract H1657 was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Registrant on February 21, 2008, and copies of Contracts H1216 and H0913 were filed as Exhibits 10.2 and 10.4, respectively, to the Current Report on Form 8-K filed by the Registrant on November 9, 2007.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H1657
10.2	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H1216
10.3	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H0913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009	WELLCARE HEALTH PLANS, INC. /s/ Thomas L. Tran
Thomas L. Tran Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H1657
10.2	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H1216
10.3	Plan Benefit Package attachment to 2009 Contract Renewal – Contract H0913